Fair value measurements	12 Months Ended
Dec. 31, 2021
Fair Value Disclosures [Abstract]
Fair value measurements
Note 17. Fair value measurements
Recurring measurements
Our financial instruments consist of cash, cash equivalents, restricted cash, accounts receivable, accounts payable, and debt obligations. Cash, cash equivalents, accounts receivable and accounts payable are stated at their carrying value, which approximates fair value due to the short time to the expected receipt or payment date.
We did not hold any financial instruments measured at fair value on a recurring basis as categorized within the fair value hierarchy at December 31, 2021, and 2020.
Non-recurring measurements
We had no debt outstanding at December 31, 2021. At December 31, 2020, we had outstanding borrowings of (i) $1.0 million under our revolving line of credit agreement with Western Alliance Bank, which was deemed to approximate fair value as the borrowings bore interest at variable rates, and (ii) $0.8 million under a fixed rate PPP loan, which was deemed to have no fair value at that date based on receipt of notification from the Small Business Administration on January 20, 2021, that forgiveness of the full amount of the loan had been approved.
There were no indications of impairment of any of our long-lived assets during 2021 that required us to evaluate recoverability or estimate fair value of those assets.